Item 1: Report to Shareholders

Tax-Efficient Multi-Cap Growth Fund	August 31, 2006

The views and opinions in this report were current as of August 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

U.S. stocks were mixed in the six-month period ended August 31, 2006. Large-cap shares posted slight gains, but small- and mid-cap stocks declined amid signs that the economy was slowing in response to elevated energy costs and the highest short-term interest rates in five years. Tax-free municipal bonds posted modest positive returns and outperformed their taxable counterparts as the Federal Reserve recently suspended its tightening efforts in anticipation of slower economic growth and reduced inflation pressures. The Tax-Efficient Funds produced slightly negative returns in the first half of our fiscal year but modestly positive returns over the last 12 months, as growth stocks continued to underperform.

MARKET ENVIRONMENT

Economic growth, which accelerated at the beginning of 2006, moderated over the last six months, as consumer spending decelerated amid rising interest rates, stubbornly high oil and gas prices, and slower housing equity growth. A tight labor market, elevated commodity prices, and higher energy prices have raised businesses’ production costs, spurring inflation above the comfort zone of Federal Reserve officials. In response, the central bank raised the federal funds target rate from 4.50% at the end of February to 5.25% by the end of June—a level not seen in more than five years.

On August 8, the central bank refrained from raising the fed funds rate for the first time in two years—the highly anticipated “pause” in Fed tightening—based on the moderation of U.S. economic growth and perceptions that “inflation pressures seem likely to moderate over time.” However, the Fed acknowledged that “some inflation risks remain” and left open the possibility that its August decision was hope trumping experience.

Municipal money market yields rose in the last six months, as shown in the graph on page 1. Intermediate-term rates rose to a lesser extent, while long-term rates were flat or fell slightly. As a result, the municipal yield curve—a graphic depiction of the difference between yields of municipal bonds with various maturities—flattened. Yields of municipal securities maturing in five years or less were virtually the same as of the end of August, and there was only about a 70- to 80-basis-point difference between municipal money market yields and 30-year municipal bond yields at the end of our reporting period—an unusually narrow spread. (One hundred basis points equal one percentage point.)

In the taxable bond market, Treasury yields rose across all maturities, with short-term rates rising more than long-term. In fact, portions of the Treasury yield curve were inverted for much of the last six months (i.e., some short-term yields were higher than some long-term yields), which historically has been a harbinger of slower economic growth. On an absolute basis, municipal bonds once again outperformed their taxable counterparts in the first half of our fiscal year, much as they have for most of the last three years. In the six-month period ending August 31, the Lehman Brothers Municipal Bond Index returned 2.02% versus 1.82% for the Lehman Brothers U.S. Aggregate Index.

U.S. stocks advanced at the beginning of our six-month reporting period but fell sharply in May and June. Stocks of smaller companies were generally subdued for the remainder of the period as investors turned risk averse, but large-cap shares recovered somewhat and outpaced their smaller rivals. The large-cap S&P 500 Index returned 2.79% versus -0.80% for the small-cap Russell 2000 Index.

As shown in the table on page 2, small-cap and value stocks have dominated large-cap and growth stocks, respectively, for several years. We believe that, in the next few years, sectors and investment styles that have dramatically outperformed will experience a period of mean reversion, and those that have lagged in recent years will assume the mantle of market leadership. Accordingly, we remain very bullish on quality growth stocks as the early portion of the economic cycle has passed.

It is notable that, during the five-year period ended August 31, 2006, the energy and materials sectors surged 131% and 63%, respectively. In contrast, information technology and health care—two sectors in which the Tax-Efficient Funds usually have significant investments—were among the worst-performing areas with returns of approximately 3% and 13%, respectively. (Data is based on the Russell 3000 Index, which is a broad measure of the U.S. stock market. All returns are cumulative, and past performance cannot guarantee future results. Source for data: Wilshire Atlas.)

INVESTMENT PHILOSOPHY

Even though financial market trends and fads may come and go, our investment philosophy remains constant. Before we discuss our investment strategy and each fund’s performance, we would like to summarize the principles that guide our management of the funds.

• The Tax-Efficient Funds invest in stocks of growth companies that have strong prospects and are market leaders within their niches. Tax-Efficient Balanced and Tax-Efficient Growth invest primarily in large-cap growth stocks (the former also purchases municipal bonds), and Tax-Efficient Multi-Cap Growth emphasizes small- and mid-cap growth companies. Consequently, we have less cyclical and commodity exposure than other funds.

• Our objective is to produce the best after-tax returns. To minimize capital gain distributions, we plan to own our companies for a long time, so we focus on those with strong, sustainable market positions and high returns on capital.

• We keep our cash position low and stay almost fully invested because we believe successful market timing is virtually impossible.

• Although we may make new purchases opportunistically, we will not trade opportunistically or rotate from one sector to another in an attempt to capture short-term outperformance.

• We purchase stocks that meet our criteria even though it may be evident that time and patience will be required before an investment pays off. As a result, each fund’s short-term performance will frequently deviate, both positively and negatively, from that of competing funds focused on pretax returns.

• We prefer to let our winners run, and we try not to realize capital gains unless a company’s long-term outlook has deteriorated materially. In addition, we will sell investments that have declined and accumulate tax losses that can be used to offset future gains that would otherwise be taxable.

CHARACTERISTICS OF THE FUNDS

As you can see in the Portfolio Characteristics tables on pages 8 and 11, both the Tax-Efficient Balanced Fund’s equity portfolio and the Tax-Efficient Growth Fund are more growth oriented than the S&P 500 Index. Our large-cap equity portfolios have higher price/earnings (P/E) ratios and projected long-term growth rates than the S&P 500, as well as lower dividend yields. The tables also show that, at 21.8%, each large-cap portfolio’s return on equity (ROE) materially exceeds the S&P 500’s 20.0% ROE. A high and sustainable ROE is one of the most important characteristics we consider when researching potential investments and reviewing our current holdings. Our intention is to maintain portfolios of companies with strong profitability that should perform relatively well during favorable and unfavorable periods for both the economy and the stock market.

The Tax-Efficient Multi-Cap Growth Fund, as shown in the table on page 13, has characteristics that resemble those of the Russell Midcap Growth Index, such as its projected and historical earnings growth rate and average company yield. The fund’s 18.6 P/E ratio is a bit higher than the benchmark’s 16.9 P/E; its 20.3% ROE, while modestly lower than the index’s 20.9% ROE, is still very high. (The Russell index’s higher ROE reflects its greater exposure to cyclical companies with near-peak profitability, but that may not last as the economy decelerates.) The fund’s investment-weighted median market capitalization is $8.1 billion, which is modestly bigger than the benchmark’s $6.9 billion as of August 31. Unlike most small- and mid-cap portfolios, however, this fund is managed to be tax-efficient, and we will not automatically sell successful investments when their market capitalizations become too large. As many of the fund’s holdings grow, hopefully, into bigger companies over time, we will maintain our mid-cap orientation by directing new purchases to mid- and small-cap companies. At the end of August, the fund was well diversified across approximately 270 companies (compared with about 130 for the Tax-Efficient Growth Fund). This broad diversification reflects the fact that smaller companies are earlier in their life cycles than larger ones, and therefore a higher failure rate should be expected. We will eliminate those that falter and reinvest the proceeds into companies that appear to have better long-term prospects.

The Tax-Efficient Attributes table shows each fund’s tax-efficiency ratio, which is calculated by dividing each fund’s after-tax return by its pretax return for the period from its inception through August 31, 2006. The Tax-Efficient Multi-Cap Growth Fund’s 100% tax-efficiency ratio indicates that the fund has made no taxable dividend or capital gain distributions since its inception. Tax-Efficient Balanced and Tax-Efficient Growth have made small distributions of taxable dividends since their inceptions, but no capital gain distributions, and their tax-efficiency ratios remain very close to 100%. Given each fund’s high degree of tax efficiency, the performance of each fund versus its benchmarks and tax-blind portfolios looks better on an after-tax basis than on a pretax basis.

The table also shows the value of each fund’s tax capital loss carryforward (as a percentage of net assets) accumulated through August 31, 2006. We can use these losses in the future to offset capital gains that each fund may realize so they are not passed on to shareholders. In addition, the table shows each fund’s turnover in percentage terms for the last 12 months. These turnover rates are substantially lower than those of other funds investing in growth companies and are evidence of our buy-and-hold strategy and our focus on longer-term fundamentals. For frame of reference, large-cap growth funds and mid-cap growth funds, according to data from Morningstar Principia, averaged turnover rates of 94% and 106%, respectively, for the 12-month period ended August 31, 2006. Our 12-month portfolio turnover rates were around 20%, which suggests that each fund’s average holding period for a given security is approximately five years.

PORTFOLIO ACTIONS

The ongoing underperformance of quality growth stocks and the sharp market sell-off in May and June provided us with many opportunities to add companies with great long-term fundamentals to the equity portfolios. For example, in the industrials and business services sector, we purchased shares of engineering and construction company Fluor and Ritchie Bros. Auctioneers for all three funds. In addition, we bought additional shares of avionics company Rockwell Collins and added Corporate Executive Board, a consultant firm for business executives, to the large-cap funds. To Tax-Efficient Multi-Cap Growth, we added Southwest Airlines, a well-managed airline with a superior business model; Fastenal, a distributor of industrial and construction supplies; and Graco, a maker of industrial equipment used to transfer liquids. (Please refer to each fund’s portfolio of investments for a complete listing of holdings and the amount each represents in each portfolio.)

In the information technology sector, which has lagged for several years, we favor companies with strong business models in industries with high barriers to entry and low risk of commoditization. For Tax-Efficient Balanced and Tax-Efficient Growth, we added semiconductor company Marvell Technology Group, information storage provider Iron Mountain, and IT services company Infosys Technologies; for Tax-Efficient Multi-Cap Growth, we added electronic payment processor CheckFree and Salesforce.com, a provider of customer relationship management services. Also, we purchased more shares of semiconductor company Altera for all three portfolios.

The health care sector remained a fertile field for companies with excellent long-term growth prospects. In the last six months, we purchased shares of Gilead Sciences for the large-cap portfolios and added to our positions in pharmaceutical giants Pfizer, Eli Lilly, and Merck. For Tax-Efficient Multi-Cap Growth, we established positions in Myogen, a biotechnology firm, and Healthways, a provider of health and wellness programs.

TAX-EFFICIENT BALANCED FUND

Your fund returned -0.34% in the first half of our fiscal year and 2.23% in the 12-month period ended August 31, 2006. In both periods, the fund trailed a hypothetical portfolio that is 48% S&P 500 Index (which is a blend of value and growth stocks) and 52% Lehman Brothers Municipal Bond Index. The fund’s flat six-month performance reflects weakness in our quality growth-oriented equity portfolio that was mostly offset by good performance of our municipal bond holdings. The fund lagged the Lipper Balanced Funds Index because it is more conservative than other balanced funds that have a greater commitment to equities.

Equity Portfolio

In the first half of our fiscal year, the performance of the fund’s equity portfolio (which we structure and manage like the Tax-Efficient Growth Fund) was helped by favorable stock selection in the health care sector, particularly Johnson & Johnson, AstraZeneca, and Pfizer. We are encouraged that pharmaceutical companies are starting to show signs of a turnaround, helped by cost cutting and an expected improvement in drug pipelines over the next few years. Media stock selection in the consumer discretionary sector, especially marketing services company Omnicom, publisher McGraw-Hill, and advertising firm WPP Group, also helped our relative results. Another positive factor was overweighting consumer staples, specifically beverage companies. This sector tends to perform well during tough periods for the capital markets. On the other hand, underweighting the energy sector was disadvantageous. Relative to the S&P 500 Index, the fund’s equity portfolio underperformed because we overweighted faster-growing areas such as the technology sector, particularly semiconductor stocks, and underweighted energy. Overweighting consumer discretionary stocks and the poor performance of Getty Images, Amazon.com, and retailer Williams-Sonoma also hurt our results. On the plus side, strength in Ecolab and Monsanto in the materials sector helped our performance.

For the one-year period ended August 31, the equity portfolio’s performance relative to the typical large-cap growth portfolio was hurt by our overweighting of semiconductor stocks in the tech sector and generally weak stock selection in the sector, as higher-quality companies underperformed. In contrast, overweighting financials and favorable stock selection in the sector were advantageous. Asset managers and trust banks, which we still believe have a good risk/reward trade-off, fared well, especially State Street and Franklin Resources. In addition, favorable performance of our media holdings, especially McGraw-Hill and WPP Group, helped our results. Relative to the S&P 500, the equity segment of the fund trailed because of poor short-term performance of our technology holdings as well as our overweighting of the sector. Overweighting consumer discretionary stocks also hurt our performance. In addition, in the health care sector, owning medical device makers Medtronic, Stryker, and Zimmer Holdings, overweighting biotechnology giant Amgen, and underweighting Gilead Sciences weighed on our results. On the plus side, pharmaceutical stocks and financial companies tied to the capital markets helped our performance.

MUNICIPAL BOND PORTFOLIO

New municipal borrowing in the first eight months of the year totaled about $235 billion, which was approximately 15% lower than in the first eight months of 2005 (according to data from Thomson Financial as published in The Bond Buyer). Refunding issuance fell dramatically as interest rates rose at the beginning of our fiscal year, while demand from investors, including nontraditional buyers of municipals such as hedge funds, remained supportive. Credit conditions have remained favorable, and state government coffers continued to accumulate tax revenues.

Long-term municipals outperformed shorter-term issues in the last six months, thanks primarily to the decline in longer-term interest rates that started at the end of June. High-yield securities maintained their performance advantage over investment-grade issues for the six-month reporting period, although they trailed high-quality bonds in the last two months.

In the BBB category, we began to build a position in uninsured Puerto Rico bonds during the period, as we expect the financial situation there to improve. We took this action after budget woes contributed to debt downgrades for Puerto Rico and a subsequent widening of yield spreads (i.e., an increasing yield advantage for low-quality bonds). We expect these bonds to contribute to the fund’s relative performance in subsequent periods.

We increased the bond portfolio’s sensitivity to interest rate fluctuations in the first half of our fiscal year as it became more evident that the Federal Reserve’s monetary tightening efforts were nearly complete. If longer-term rates decline in response to slower economic growth and reduced inflation pressures, our holdings should appreciate in value while still generating an attractive level of tax-free income. In addition, as valuations among lower-quality securities relative to higher-grade issues reached the high end of their typical range, we shifted the portfolio’s emphasis from lower- to medium- and higher-quality bonds. This resulted in a slight increase in the bond portfolio’s average quality. For example, we added to the AA rated hospital sector, including Northwestern University Hospital (Illinois) and Charlotte Mecklenburg Hospital (North Carolina), where we were able to add yield to the portfolio without reaching to lower quality.

During the last six months, the bond portfolio benefited from some issuer refinancing activity. A number of our holdings, including several lower-grade securities, were refunded to early call dates. As a result, the bond portfolio’s overall exposure to prerefunded securities increased materially, which also contributed to a shorter weighted average maturity. To counteract this shorter stance, we focused new investments on municipal bonds with long maturities. We believe the long end of the municipal yield curve continues to offer some of the best values going forward.

TAX-EFFICIENT GROWTH FUND

Your fund returned -2.95% in the first half of our fiscal year and 1.22% for the 12-month period ended August 31, 2006. As shown in the Performance Comparison table, the fund held up better than its Lipper benchmark in the last six months but modestly lagged it in the one-year period. This pattern of having better relative performance when the market falls and performing more in line during positive periods for equities is consistent with our longer-term performance pattern. The fund lagged the unmanaged S&P 500 Index, which is a blend of growth and value stocks, in both periods, as value stocks maintained a substantial performance advantage over growth.

We believe it is best to evaluate our relative results over longer periods because of our buy-and-hold approach and long-term investment horizon. For the five-year period ended August 31, 2006, which was a very challenging period for large-cap growth investors relative to other investment styles, Lipper placed the fund in the top 37% of the large-cap growth funds universe. Also, for the since-inception (July 30, 1999) period ended August 31, 2006, Lipper placed the fund in the top 23% of that universe. It is important to recognize that even though the fund’s portfolio of holdings and strategy are fairly stable, its short-term performance is volatile. In addition, our longer-term performance record indicates that one can have strong tax efficiency and attractive pretax relative returns without frenetic trading. (Based on cumulative total return, Lipper ranked the Tax-Efficient Growth Fund 431 out of 715, 179 out of 493, and 79 out of 358 large-cap growth funds for the one-year, five-year, and since-inception periods ended August 31, 2006, respectively. Past performance cannot guarantee future results.)

What was true for the equity portion of the Tax-Efficient Balanced Fund was generally true for the Tax-Efficient Growth Fund, as both equity portfolios are structured and managed in a similar fashion. In the last six months, the fund outperformed the Lipper Large-Cap Growth Funds Index because of favorable pharmaceutical stock selection in the health care sector and media stock selection in the consumer discretionary sector. Overweighting consumer staples companies was also beneficial. However, unfavorable stock selection and overweighting the information technology sector, which continued to struggle, detracted from our results. Underweighting the energy sector was also disadvantageous. Relative to the S&P 500, overweighting technology and underweighting energy were two of the main reasons for our underperformance. Overweighting consumer discretionary stocks also hurt our results, but strength in chemical companies helped.

For the one-year period ended August 31, the fund lagged its Lipper benchmark by a narrow margin because we overweighted semiconductor stocks and because our technology holdings underperformed. Technology stocks have had dreadful performance over the last five years, and we find that many companies are attractively valued in light of their longer-term prospects. Overweighting financials and favorable stock selection were advantageous, however. Favorable performance of our media holdings also helped our results. Relative to the S&P 500, the fund underperformed due to weakness among our technology holdings as well as our overweighting of the sector. Overweighting consumer discretionary stocks also hurt our performance. In addition, in the health care sector, medical device makers weighed on our results. On the plus side, pharmaceutical stocks, such as AstraZeneca and Merck, and financial companies tied to the capital markets helped our performance.

At the end of August, we overweighted the information technology, financials, and consumer staples sectors relative to other large-cap growth investors. We think these sectors offer some of the best growth companies with strong franchises and attractive valuations. Relative to the S&P 500 Index, we emphasized technology, consumer discretionary, and health care shares but underweighted the financials, industrials and business services, energy, and materials sectors. We owned no utility or telecommunications companies at the end of our reporting period because companies with good growth prospects and high, sustainable returns on equity are not usually found in these areas.

TAX-EFFICIENT MULTI-CAP GROWTH FUND

Your fund returned -4.91% in the first half of our fiscal year and 3.50% for the 12-month period ended August 31, 2006. As shown in the Performance Comparison table on page 13, the fund lagged its benchmarks in both periods. Underweighting the energy and materials sectors were key factors. Since we do not profess to have any ability to forecast commodity prices, we focus on differentiated businesses that will be successful throughout an economic or commodity cycle. Quality growth stocks have underperformed in the mid-cap sector for several years. Our strategy is very stable, and we expect to do better in the latter part of an economic cycle, when investors usually become more mindful of risk and begin to favor higher-quality companies with a high return on invested capital and the ability to grow their earnings without the need for a strong cyclical tailwind.

Although our short-term underperformance is somewhat disappointing, we believe it is best to evaluate our relative results over longer periods because of our buy-and-hold approach and long-term investment horizon. For the since-inception (December 31, 2000) period ended August 31, 2006, which was a very challenging period for growth investors relative to other investment styles, Lipper placed the fund in the top 28% of the mid-cap growth funds universe. (Based on cumulative total return, Lipper ranked the Tax-Efficient Multi-Cap Growth Fund 335 out of 598, 131 out of 366, and 92 out of 339 mid-cap growth funds for the one-year, five-year, and since-inception periods ended August 31, 2006, respectively. Past performance cannot guarantee future results.)

In the first half of our fiscal year, the fund lagged its Lipper benchmark modestly because we underweighted two of the better-performing sectors—energy and telecommunication services. Overweighting the consumer discretionary sector also detracted from our results, though stock selection was relatively favorable, especially among specialty retailers and lodging and gaming stocks such as Las Vegas Sands and Marriott. We believe lodging and gaming companies have great fundamentals. A slight overweight in the media industry also hurt our results, and we eliminated several broadcasting companies as it became clear that the industry—given heightened competition from Internet media and satellite radio—is facing significant long-term challenges. On the plus side, owning Caremark RX, Dentsply International, and Gilead Sciences in the health care sector was beneficial. Overweighting and good stock selection in the consumer staples sector, such as CVS and Delta Pine & Land, also helped our results. Relative to the Russell benchmark, fund performance was hurt by our energy underweighting and by weak stock selection in the information technology sector. However, our consumer staples and consumer discretionary holdings performed relatively well.

For the 12-month period ended August 31, the fund’s results relative to Lipper were hindered by poor performance of our technology holdings. Overweighted positions in eBay, Maxim Integrated Products, Symantec, and Yahoo! and avoiding stocks whose long-term prospects seemed less than optimal but which had strong product cycles limited our gains. (Symantec, Yahoo!, and eBay are examples of large companies that we purchased when they were much smaller. Although we will not purchase additional shares because of their size, we will continue to own them as long as they remain solid investments.) Underweighting the robust telecommunication services sector was also disadvantageous. In contrast, stock selection in health care (such as Gilead Sciences and Express Scripts) and in consumer discretionary (especially gaming and lodging companies) helped our results. Relative to the Russell benchmark, fund performance was hurt by stock selection in the health care sector, namely medical device companies St. Jude Medical, Stryker, and Zimmer Holdings, and in the information technology sector. On the plus side, strong performance of our lodging and gaming companies, as well as financial companies tied to the capital markets, reduced our performance disadvantage.

At the end of August, we substantially overweighted the health care and financials sectors relative to the Russell and Lipper indexes. We believe these sectors offer some of the best mid-cap growth opportunities for long-term investors. Our information technology allocation is roughly neutral, and we underweighted most other sectors because they offer fewer candidates that meet our criteria. We owned very few utilities, telecommunication services, and materials companies at the end of our reporting period because mid-cap companies with good growth prospects and high, sustainable returns on equity are not usually found in these areas.

OUTLOOK

Following two years of Federal Reserve interest rate increases, the economy seems to be transitioning from a period of rapid growth to a period of below-trend growth that we believe will continue well into the year 2007. Cost and price pressures continue to mount, however, which could drive yields higher and prompt the central bank to raise the fed funds rate a few more times. At present, however, Fed officials seem prepared to keep short-term rates steady as long as they believe that the economy is slowing sufficiently to ease inflation pressures over time.

Two factors that should support municipal bonds at current levels are the municipal yield curve’s positive slope (that is, longer maturities have higher yields than shorter maturities) and the likelihood that supply will continue decreasing for the rest of the year. While we are beginning to favor high-quality securities over high-yield issues because of current valuations, our lower-quality municipal allocations remain an important component of the Tax-Efficient Balanced Fund’s fixed-income strategy. As always, we will continue to rely upon our proprietary research to uncover the best credit opportunities and selectively invest in attractive income-producing investments.

The equity market environment has become more challenging due to inflation worries, signs of slower economic growth, and geopolitical instability. These concerns are legitimate and may lead investors to move from a risk-seeking posture to one that is more balanced. In fact, recent volatility and investors’ increased awareness of risks are likely to create a more favorable environment for our investment style in terms of relative performance. Some of the speculative activity in the market appears to have dissipated, and long-term investors seem more likely to focus increasingly on the types of investments that we favor: stocks of high-quality companies with solid fundamentals, including the ability to grow their earnings at a strong or steady pace, even in tougher economic conditions.

We will maintain our long-term focus when seeking and analyzing current and prospective investments for the funds, and we look forward to improved relative performance as the current business cycle matures. We remain committed to maintaining each portfolio’s high degree of tax efficiency with the same strategy that we have used since each fund’s inception: keep our winners indefinitely, weed out stocks of companies with faltering fundamentals, reinvest sale proceeds in companies with better long-term prospects, and use the tax losses that we accumulate to offset taxable capital gains.

Thank you for your confidence in our efforts.

Respectfully submitted,

Donald J. Peters
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund
Chairman of the Investment Advisory Committees,
Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds

Hugh D. McGuirk
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund

September 20, 2006

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

RISKS OF BOND INVESTING (TAX-EFFICIENT BALANCED FUND)

Like all bonds, municipal bonds have two main sources of risk: interest rate and credit risk. Interest rate risk is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter-term maturities. Credit risk is the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. To the extent that we invest in junk bonds, credit risk will be higher since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.

Municipal bonds are also subject to the possibility that tax reform or lower overall taxes may reduce their value or that individual issuers will be unable to meet their obligations due to problems in that state or locality.

GLOSSARY

Average company yield: Investment-weighted average yield of the underlying company yields. Individual company yields are calculated by dividing the estimated annual dividends per share by the current price.

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Historical growth 5 years (least squared): Least squared growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding x current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lehman Brothers Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lipper indices: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Projected long-term growth (IBES): Long-term projected earnings per share growth rate based on IBES estimates.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity (i.e., the company’s book value), ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments. “Excluding charges” refers to the earnings figure used in the calculation. It represents earnings before extraordinary items and discontinued operations.

Russell 1000 Index: Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index: Measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index: Measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Tax-Efficient Growth Fund

6 Months Ended 8/31/06

Best Contributors		Worst Contributors	
Oracle	3¢	eBay	-7¢
Johnson & Johnson	2	Maxim Integrated Products	-5
Cisco Systems	2	UnitedHealth Group	-4
Las Vegas Sands	2	Analog Devices	-4
PepsiCo	1	Medtronic	-3
AstraZeneca	1	Dell	-3
Ecolab	1	Xilinx	-3
Omnicom	1	Amazon.com	-3
GE	1	NAVTEQ	-3
Monsanto	1	Getty Images	-2
Total	15¢	Total	-37¢

12 Months Ended 8/31/06

Best Contributors		Worst Contributors	
State Street	7¢	Dell	-8¢
Cisco Systems	5	eBay	-7
Franklin Resources	4	Intel	-6
Moody's	3	Maxim Integrated Products	-6
Monsanto	3	Amazon.com	-5
Las Vegas Sands*	3	Medtronic	-4
Expeditors International of Washington	3	Xilinx	-4
PepsiCo	3	Yahoo!	-3
Monster Worldwide	2	Analog Devices	-3
Oracle	2	Getty Images	-3
Total	35¢	Total	-49¢

* Position added

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Tax-Efficient Multi-Cap Growth Fund

6 Months Ended 8/31/06

Best Contributors		Worst Contributors	
Las Vegas Sands	2¢	Getty Images	-4¢
Intuit	2	Broadcom	-3
Cognizant Technology Solutions	2	NAVTEQ	-3
Caremark RX	1	eBay	-3
CVS	1	UTi Worldwide	-2
Ecolab	1	Maxim Integrated Products	-2
Delta Pine & Land**	1	Analog Devices	-2
Wynn Resorts	1	Legg Mason	-2
Dentsply International	1	Marvell Technology Group	-2
Marriott	1	St. Jude Medical	-2
Total	13¢	Total	-25¢

12 Months Ended 8/31/06

Best Contributors		Worst Contributors	
Gilead Sciences	5¢	Getty Images	-4¢
Las Vegas Sands	4	Apollo Group	-4
Wynn Resorts	3	Refco**	-3
Cognizant Technology Solutions	3	NAVTEQ	-3
Moody's	3	eBay	-3
Franklin Resources	3	Maxim Integrated Products	-2
Express Scripts	3	St. Jude Medical	-2
International Game Technology	3	Amazon.com	-2
Adobe Systems	3	Lexmark International**	-2
Varian Medical Systems	3	Career Education**	-2
Total	33¢	Total	-27¢

** Position eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 6/30/06	1 Year	5 Years	Since Inception	Inception Date
Tax-Efficient Balanced Fund	2.07%	2.47%	5.80%	6/30/97
After Taxes on Distributions	2.04	2.39	5.70	
After Taxes on Distributions and Sale of Fund Shares	2.00	2.32	5.27	
Tax-Efficient Growth Fund	3.67	-0.18	-0.13	7/30/99
After Taxes on Distributions	3.64	-0.20	-0.15	
After Taxes on Distributions and Sale of Fund Shares	2.43	-0.15	-0.11	
Tax-Efficient Multi-Cap Growth Fund	8.17	3.29	2.38	12/29/00
After Taxes on Distributions	8.17	3.29	2.38	
After Taxes on Distributions and Sale of Fund Shares	5.31	2.82	2.04	

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of each fund's 1% redemption fee on shares held less than one year; if it did, the performance would be lower.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions.

The returns presented in this table reflect the return before taxes, the return after taxes on dividends and capital gain distributions, and the return after taxes on dividends, capital gain distributions, and gains (or losses) from the redemption of shares held for 1-, 5-, and 10-year or since-inception periods as applicable. After-tax returns reflect the highest federal income tax rates but exclude state and local taxes. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003 but exclude state and local taxes. During periods when a fund incurs a loss, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

An investor's actual after-tax return will likely differ from those shown and depend on his or her tax situation. The funds' past returns (before and after taxes) do not necessarily indicate future performance. When assessing performance, investors should consider both short- and long-term returns.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 99.9%		
CONSUMER DISCRETIONARY 19.5%		
Automobiles 1.0%		
Harley-Davidson	2,000	117
Thor Industries (1)	3,000	126
Winnebago (1)	3,000	88
		331
Diversified Consumer Services 0.7%		
Apollo Group, Class A (2)	1,900	96
H&R Block	1,000	21
ITT Educational Services (2)	2,000	132
		249
Hotels, Restaurants & Leisure 7.6%		
Boyd Gaming (1)	2,000	72
Carnival	1,500	63
Choice Hotels International	5,000	190
Harrah's Entertainment	2,000	125
Hilton	4,000	102
International Game Technology	7,300	282
Las Vegas Sands (2)	3,800	265
Marriott, Class A	8,400	316
OSI Restaurant Partners	1,500	46
Panera Bread, Class A (1)(2)	1,400	73
Royal Caribbean Cruises (1)	1,000	36
Shuffle Master (1)(2)	6,000	167
Starbucks (2)	4,600	143
Starwood Hotels & Resorts Worldwide	1,500	80
Station Casinos (1)	4,000	233
The Cheesecake Factory (1)(2)	1,649	41
Tim Hortons (1)	1,500	39
WMS Industries (1)(2)	1,000	27
Wynn Resorts (1)(2)	3,500	271
		2,571

Household Durables 1.0%		
Centex	1,400	71
Harman International	1,000	81
Lennar, Class A	2,900	130
Toll Brothers (1)(2)	1,500	40
		322
Internet & Catalog Retail 0.2%		
Amazon.com (1)(2)	2,500	77
		77
Leisure Equipment & Products 0.3%		
Brunswick (1)	1,500	43
Mattel	3,500	66
		109
Media 4.0%		
Clear Channel Outdoor, Class A (2)	5,600	112
Dreamworks Animation, Class A (2)	1,500	32
Getty Images (1)(2)	1,500	68
Harte-Hanks	2,900	77
Lamar Advertising (1)(2)	3,900	204
McGraw-Hill	4,600	257
Meredith	2,000	95
Omnicom	2,300	201
Salem Communications, Class A	400	5
Scripps, Class A	2,200	100
WPP Group ADR	3,200	194
		1,345
Multiline Retail 0.5%		
Dollar General	6,400	83
Family Dollar Stores (1)	3,800	97
		180

Specialty Retail 3.3%		
Bed Bath & Beyond (2)	3,800	128
Dick's Sporting Goods (1)(2)	2,000	83
O'Reilly Automotive (2)	1,000	30
PETsMART	2,500	63
Ross Stores	4,900	120
Staples	8,250	186
Tiffany	6,600	208
TJX	6,300	168
Williams-Sonoma	4,500	133
		1,119
Textiles, Apparel, & Luxury Goods 0.9%		
Coach (2)	4,400	133
Nike, Class B	2,000	161
		294
Total Consumer Discretionary		6,597
CONSUMER STAPLES 2.7%		
Food & Staples Retailing 1.1%		
Costco Wholesale	1,000	47
CVS	7,800	261
Sysco	2,800	88
		396
Food Products 1.1%		
Hershey Foods	3,300	178
McCormick	2,000	73
Wrigley	2,875	133
		384
Household Products 0.2%		
Clorox	1,000	60
		60

Personal Products 0.3%		
Avon	3,200	92
		92
Total Consumer Staples		932
ENERGY 5.0%		
Energy Equipment & Services 3.1%		
Baker Hughes	4,000	285
BJ Services	5,000	172
Cameron Int'l. (2)	2,000	96
Grant Prideco (2)	2,900	120
Smith International	5,700	239
Weatherford International (2)	3,000	129
		1,041
Oil, Gas & Consumable Fuels 1.9%		
Bill Barrett (1)(2)	4,000	116
Compton Petroleum (2)	3,000	36
CONSOL Energy	2,500	91
Foundation Coal Holdings	3,000	108
Murphy Oil	2,300	112
Ultra Petroleum (2)	1,800	89
Williams Companies	4,500	111
		663
Total Energy		1,704
FINANCIALS 16.8%		
Capital Markets 9.0%		
Blackrock (1)	1,300	169
Charles Schwab	13,600	222
E*TRADE Financial (2)	6,000	142
Eaton Vance	6,600	176
Federated Investors, Class B	2,500	84

Franklin Resources	4,600	453
Investors Financial Services (1)	3,800	176
Janus Capital Group	4,000	71
Lazard (1)	2,800	105
Legg Mason	1,350	123
Lehman Brothers	1,516	97
Mellon Financial	5,800	216
Northern Trust	6,000	336
Nuveen Investments (1)	3,900	186
optionsXpress Holdings (1)	1,500	39
SEI	1,300	66
State Street	5,100	315
TD Ameritrade Holding	4,700	82
		3,058
Commercial Banks 1.5%		
City National	700	46
East West Bancorp	2,500	101
First Horizon National (1)	1,000	38
SVB Financial Group (1)(2)	2,000	90
Synovus Financial	4,700	137
UCBH Holdings	4,400	80
		492
Consumer Finance 0.6%		
SLM Corporation	4,200	204
		204
Diversified Financial Services 2.8%		
CBOT Holdings, Class A (1)(2)	2,200	259
Chicago Mercantile Exchange Holdings	600	264
Moody's	7,000	428
		951
Insurance 2.9%		
AFLAC	3,600	162

Ambac	2,100	182
Arch Capital Group (2)	2,000	119
Brown & Brown	2,500	75
Markel (2)	300	109
MBIA	1,550	96
Progressive Corporation	4,000	98
RenaissanceRe Holdings	1,000	52
Willis Group Holdings (1)	2,800	101
		994
Total Financials		5,699

HEALTH CARE 21.8%

Biotechnology 3.8%

Alkermes (2)	2,200	36
Amgen (2)	616	42
Biogen Idec (2)	1,300	58
Celgene (1)(2)	3,000	122
Cephalon (1)(2)	1,300	74
deCode genetics (1)(2)	8,000	45
Genzyme (2)	1,800	119
Gilead Sciences (2)	8,000	507
Martek Biosciences (1)(2)	1,500	45
MedImmune (2)	700	19
Millennium Pharmaceuticals (2)	1,000	11
Myogen (1)(2)	2,000	70
OSI Pharmaceuticals (1)(2)	1,000	37
PDL Biopharma (1)(2)	1,000	20
Vertex Pharmaceuticals (2)	2,500	86
		1,291

Health Care Equipment & Supplies 7.0%

American Medical Systems (1)(2)	5,000	88
ArthroCare (1)(2)	1,500	68
Becton, Dickinson	1,500	105

Biomet	3,750	123
C R Bard	2,400	180
Dade Behring Holdings	1,000	40
Dentsply International	7,800	254
Edwards Lifesciences (2)	1,000	47
Gen-Probe (2)	1,000	49
Invitrogen (2)	1,200	73
Kyphon (2)	3,000	109
ResMed (2)	2,800	114
Respironics (2)	3,000	111
St. Jude Medical (2)	5,600	204
Stryker	5,400	259
Varian Medical Systems (2)	5,800	309
Zimmer Holdings (2)	3,300	224
		2,357

Health Care Providers & Services 8.1%

Caremark RX	5,500	319
Coventry Health Care (2)	4,125	224
DaVita (2)	2,700	158
Express Scripts (2)	2,500	210
Healthways (2)	1,000	52
Henry Schein (2)	6,000	299
Humana (2)	2,000	122
Laboratory Corporation of America (2)	1,900	130
Lincare Holdings (2)	2,900	107
Manor Care	1,500	78
Medco (2)	2,000	127
Omnicare (1)	1,800	82
Patterson Companies (1)(2)	4,200	129
Quest Diagnostics	2,200	141
UnitedHealth Group	1,640	85
WellPoint (2)	6,000	464
		2,727

Life Sciences Tools & Services 1.9%		
Charles River Laboratories International (2)	1,000	41
Millipore (2)	1,400	90
Qiagen NV (1)(2)	8,000	116
Techne (2)	4,400	224
Ventana Medical Systems (2)	2,000	93
Waters Corporation (2)	1,900	81
		645
Pharmaceuticals 1.0%		
Allergan	2,268	260
Sepracor (1)(2)	2,000	94
		354
Total Health Care		7,374
INDUSTRIALS & BUSINESS SERVICES 10.7%		
Aerospace & Defense 1.2%		
Empresa Brasileira de Aeronautica ADR	3,500	135
Precision Castparts	1,500	87
Rockwell Collins	3,600	189
		411
Air Freight & Logistics 1.6%		
C H Robinson Worldwide	4,800	220
Expeditors International of Washington	5,000	199
UTi Worldwide	5,700	132
		551
Airlines 0.4%		
SkyWest	4,000	97
Southwest Airlines	2,500	43
		140
Commercial Services & Supplies 3.6%		
Avery Dennison	900	56

ChoicePoint (2)	2,100	76
Cintas	2,700	100
Corporate Executive Board	1,500	131
Dun & Bradstreet (2)	1,000	70
Equifax	2,500	80
HNI Corporation	1,500	60
LECG (2)	2,800	47
Manpower	1,800	106
Ritchie Bros Auctioneers (1)	4,200	206
Robert Half International	5,000	155
Stericycle (2)	2,000	133
		1,220
Construction & Engineering 0.5%		
Fluor	2,000	173
		173
Electrical Equipment 0.6%		
AMETEK	2,300	99
II-VI (1)(2)	4,000	84
		183
Industrial Conglomerates 0.3%		
Roper Industries	2,000	93
		93
Machinery 1.7%		
Danaher	2,200	146
Donaldson (1)	1,600	53
Graco	3,000	113
IDEX	1,950	82
ITT Industries	1,800	88
Joy Global	1,000	44
Pall	2,000	55
		581

Road & Rail 0.3%		
Landstar Systems	2,500	107
		107
Trading Companies & Distributors 0.5%		
Fastenal	2,000	73
W. W. Grainger	1,500	100
		173
Total Industrials & Business Services		3,632
INFORMATION TECHNOLOGY 19.9%		
Communications Equipment 0.5%		
Corning (2)	3,000	67
F5 Networks (2)	1,500	75
Juniper Networks (2)	3,000	44
		186
Computers & Peripherals 0.7%		
EMC (2)	11,000	128
Network Appliance (2)	3,200	110
		238
Electronic Equipment & Instruments 1.0%		
CDW	2,000	116
Dolby Laboratories, Class A (2)	2,200	48
FLIR Systems (1)(2)	1,000	28
Jabil Circuit	2,500	67
National Instruments	1,450	40
Symbol Technologies	4,749	57
		356
Internet Software & Services 2.5%		
eBay (2)	6,800	190
IAC/InterActiveCorp (2)	2,750	78
Monster Worldwide (2)	4,500	183

Sina (1)(2)	2,000	48
VeriSign (2)	4,500	91
Yahoo! (2)	9,000	260
		850
IT Services 3.8%		
Checkfree (2)	2,000	72
Cognizant Technology Solutions (2)	4,000	280
Fidelity National Information	2,100	77
Fiserv (2)	2,400	106
Global Payments	1,000	38
Iron Mountain (2)	5,400	221
Moneygram International	8,300	261
Paychex	3,900	140
Satyam Computer Services ADR (1)	2,500	95
		1,290
Office Electronics 0.1%		
Zebra Technologies (2)	500	17
		17
Semiconductor & Semiconductor Equipment 5.9%		
Altera (2)	13,500	273
Analog Devices	5,500	168
Broadcom, Class A (2)	6,000	177
Integrated Device Technology (2)	1,500	26
Linear Technology	7,400	252
Marvell Technology Group (2)	6,200	108
Maxim Integrated Products	6,063	176
MEMC Electronic Materials (2)	1,000	39
Microchip Technology	8,500	290
National Semiconductor	6,500	158
Silicon Laboratories (2)	2,500	88
Xilinx	10,000	229
		1,984

TELECOMMUNICATION SERVICES 1.5%		
Diversified Telecommunication Services 0.2%		
Neustar, Class A (2)	2,000	56
		56
Wireless Telecommunication Services 1.3%		
American Tower Systems, Class A (2)	5,000	179
Crown Castle International (2)	4,500	155
NII Holdings, Class B (2)	1,000	53
SBA Communications (2)	2,000	52
		439
Total Telecommunication Services		495
UTILITIES 0.2%		
Independent Power Producers & Energy Traders 0.2%		
AES (2)	2,500	53
Total Utilities		53
Total Common Stocks (Cost $22,432)		33,841
SHORT-TERM INVESTMENTS 0.4%		
Money Market Funds 0.4%		
T. Rowe Price Reserve Investment Fund, 5.37% (3)(4)	146,030	146
Total Short-Term Investments (Cost $146)		146
SECURITIES LENDING COLLATERAL 14.0%		
Money Market Trust 14.0%		
State Street Bank and Trust Company of New Hampshire N.A., Securities Lending Quality Trust units, 5.247% (3)	4,731,223	4,731
Total Securities Lending Collateral (Cost $4,731)		4,731

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $27,163)	$ 38,572
Affiliated companies (cost $146)	146
Total investments in securities	38,718
Dividends and interest receivable	19
Receivable for shares sold	17
Other assets	16
Total assets	38,770
Liabilities	
Obligation to return securities lending collateral	4,731
Payable for investment securities purchased	121
Investment management fees payable	16
Due to affiliates	8
Other liabilities	14
Total liabilities	4,890
NET ASSETS	$ 33,880
Net Assets Consist of:	
Undistributed net investment loss	$ (102)
Undistributed net realized loss	(5,363)
Net unrealized gain	11,409
Paid-in capital applicable to 3,017,133 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	27,936
NET ASSETS	$ 33,880
NET ASSET VALUE PER SHARE	$ 11.23

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Multi-Cap Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At August 31, 2006, the value of loaned securities was $4,632,000; aggregate collateral consisted of $4,731,000 in the money market pooled trust.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,901,000 and $3,168,000, respectively, for the six months ended August 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2006, the fund had $5,776,000 of unused capital loss carryforwards, of which $785,000 expire in fiscal 2010, $3,883,000 expire in fiscal 2011, and $1,108,000 expire in fiscal 2012.

At August 31, 2006, the cost of investments for federal income tax purposes was $27,309,000. Net unrealized gain aggregated $11,409,000 at period-end, of which $11,961,000 related to appreciated investments and $552,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2006, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through June 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2010. Pursuant to this agreement, management fees in the amount of $3,000 were waived during the six months ended August 31, 2006. Including these amounts, management fees waived in the amount of $106,000 remain subject to repayment at August 31, 2006.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2006, expenses incurred pursuant to these service agreements were $33,000 for Price Associates and $17,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended August 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $1,000, and the value of shares of the T. Rowe Price Reserve Funds held at August 31, 2006, and February 28, 2006, was $146,000 and $1,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 13, 2006